SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 2, 1998


                            PAYLESS SHOESOURCE, INC.
             (Exact name of registrant as specified in its charter)



          Missouri                   1-11633                    48-0674097
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)



    3231 Southeast Sixth Street
         Topeka, Kansas                                         66607-2207
(Address of principal executive offices)                        (Zip Code)




       Registrant's telephone number, including area code: (913) 233-5171




                                       N/A
          (Former name or former address, if changed since last report)




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Items 1 - 4.  Not Applicable.

Item 5.  Other Events

         On March 2, 1998, Payless ShoeSource, Inc., a Missouri corporation ("Payless") announced that it had received a tax ruling from the Internal Revenue Service, enabling Payless to proceed with its planned repurchase of $150 million worth of the Common Stock, par value $.01 per share, of Payless.

         On March 2, 1998 Payless issued a press release with respect to the foregoing. The foregoing is qualified in its entirety by the text of the Press Release which is attached hereto as Exhibit 99.

Item 6.  Not Applicable.

Item 7.  Exhibits.

(99)     Press Release, dated March 2, 1998, issued by Payless.

Items 8 - 9.  Not Applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PAYLESS SHOESOURCE, INC.


Date: March 9, 1998                  By:
                                        ---------------------------------------
                                        Name:  William J. Rainey
                                        Title: Senior Vice President